Acquisitions (Details 7)	Feb. 28, 2018 USD ($)
Acquisitions Details 7
Cash	$ 2,240
Related Party Payable	(42,380)
Accrued Salary	(82,565)
Total Net Liabilities Assumed	$ (122,705)